NUVEEN MULTI-ASSET INCOME FUND

SUPPLEMENT DATED MARCH 19, 2019

TO THE PROSPECTUS DATED NOVEMBER 30, 2018

Effective immediately, Derek M. Sadowsky is no longer a portfolio manager for the assets of the Fund allocated to Nuveen Asset Management’s Dividend Value Strategy and Evan F. Staples is added as a portfolio manager of these assets of the Fund. David A. Chalupnik will continue to serve as a portfolio manager for the assets of the Fund allocated to this strategy.

Evan F. Staples, CFA, entered the financial services industry in 2005. He joined Nuveen Asset Management, LLC as Vice President and Senior Research Analyst for the Mid- and Large-Cap Equity Team in 2011. He was named Vice President and Portfolio Manager in 2017 and Senior Vice President and Portfolio Manager in March 2018.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-MUAIP-0319P

NUVEEN MULTI-ASSET INCOME FUND

SUPPLEMENT DATED MARCH 19, 2019

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED NOVEMBER 30, 2018

Effective immediately, Derek M. Sadowsky is no longer a portfolio manager for the assets of the Fund allocated to the Nuveen Asset Management Dividend Value Strategy and Evan F. Staples is added as a portfolio manager of these assets of the Fund. David A. Chalupnik will continue to serve as a portfolio manager for the assets of the Fund allocated to this strategy.

PLEASE KEEP THIS WITH YOUR STATEMENT OF

ADDITIONAL INFORMATION FOR FUTURE REFERENCE

MGN-MUAISAI-0319P